INTERNATIONAL SMALL CAP FUND                     PROSPECTUS


                                              DECEMBER 22, 1997

 A CLASS SHARES
 B CLASS SHARES
 C CLASS SHARES

               _______________________________________________


                 1818 Market Street, Philadelphia, PA  19103

          For Prospectus and Performance:  Nationwide 800-523-4640

           Information on Existing Accounts:  (SHAREHOLDERS ONLY)
                           Nationwide 800-523-1918

                  Dealer Services:  (BROKER/DEALERS ONLY)
                           Nationwide 800-362-7500

                 Representatives of Financial Institutions:
                           Nationwide 800-659-2265


      This Prospectus describes shares of the International Small
 Cap Series (the "Fund") of Delaware Group Global &
 International Funds, Inc. ("Global Funds, Inc."), a professionally-managed mutual fund of the series type.

      The Fund s investment objective is to achieve long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of small non-U.S. companies, which may include companies located or operating in established or emerging countries. See Investment Objective and Strategies.

      The Fund offers three retail classes of shares:  "Class A
 Shares," "Class B Shares" and "Class C Shares" (individually, a
 "Class" and collectively, the "Classes").

      This Prospectus relates only to the Classes and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Fund s
 Statement of


 Additional Information ("Part B" of Global Funds, Inc.'s registration statement), dated July 21, 1997 (as revised December 22, 1997), as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers.
 When the Fund commences operations, its financial statements will appear in the Annual Report of Global Funds, Inc. and will accompany any response to requests for Part B.

      The Fund also offers an Institutional Class, which is available for purchase only by certain investors. A prospectus for the Fund s Institutional Class can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers.


 TABLE OF CONTENTS

 Cover Page                         How to Buy Shares
 Synopsis                           Redemption and Exchange
 Summary of Expenses                Dividends and Distributions
 Investment Objective               Taxes
      and Strategies                Calculation of Offering
          Suitability                    Price and Net Asset
          Investment Strategy            Value Per Share
          Special Risk              Management of the Fund
               Considerations       Other Investment Policies
 The Delaware Difference                 and Risk
                                         Considerations
      Plans and Services            Appendix A-Ratings
 Classes of Shares


 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



 BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.


 SYNOPSIS

 Investment Objective
      The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of small non-U.S. companies, which may include companies located or operating in established or emerging countries. The Fund is an international fund. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. The current market capitalization of the companies in which the Fund intends to invest primarily generally will be $1.5 billion or less (at the time of purchase).

      For further details, see Investment Objective and Strategies and Other Investment Policies and Risk
 Considerations.

 Risk Factors and Special Considerations
      Prospective investors should consider a number of factors:

      1. Investing in securities of non-United States companies which are generally denominated in foreign currencies and the utilization of forward foreign currency exchange contracts involve certain risk and opportunity considerations not typically associated with investing in United States companies. See Special Risk Considerations-Foreign Securities Risks and Other Investment Policies and Risk Considerations.

      2. The Fund has the right to engage in options and futures transactions for hedging purposes, to counterbalance portfolio volatility. In connection with futures transactions, the Fund will maintain certain collateral in special accounts established with futures commission merchants or on its behalf in the care of The Chase Manhattan Bank (the "Custodian Bank"). While the Fund does not engage in options and futures for speculative purposes, there are risks which result from the use of these instruments, and an investor should carefully review the descriptions of these risks in this Prospectus. See Options and Futures Contracts and Options on Futures Contracts under Other Investment Policies and Risk Considerations.

      3. The prices of equity securities, especially those of the smaller non-U.S. companies in which the Fund will primarily invest, tend to fluctuate, particularly in the shorter term. Investors in the Fund should be willing to accept the risks associated with emerging and growth-oriented companies, some of the securities of which may be speculative and subject the Fund to additional investment risk. See Special Risk Considerations and Other Investment Policies and Risk Considerations.

      4. The Fund may invest up to 15% of its assets, in high yield, high risk foreign fixed-income securities, including
 Brady Bonds. Consequently, greater risks may be involved with an investment in the Fund. See High Yield, High Risk
 Securities under Investment Objective and Strategies.

      5.   The Fund may invest a portion of its assets in the
 markets of certain emerging countries.   Investments in
 securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. Among other things, there is a greater possibility of expropriation, nationalization, confiscatory taxation, income earned or other special taxes, foreign exchange restrictions, limitations on the repatriation of income and capital from investments, defaults in foreign government debt, and economic, political or social instability. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid and subject to greater price volatility. See Special Risk Considerations-Emerging Markets Securities Risks.

 Investment Manager, Sub-Adviser, Distributor and Service Agent
      Delaware International Advisers Ltd. ("Delaware International" or the "Manager") is the investment manager for the Fund and, in that capacity, provides investment advice to the Fund, subject to the supervision of Global Funds, Inc.'s Board of Directors. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Summary of Expenses and Management of the Fund for further information regarding the Manager and the fees payable under the Fund's Investment Management Agreement.

 Sales Charges

      The price of Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated (subject to a CDSC of 1% if shares are redeemed within 12 months of purchase and a dealer commission was paid in connection with such purchase). Class A Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

      The price of Class B Shares is equal to the net asset value per share. Class B Shares are subject to a contingent deferred sales charge ("CDSC") of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
 (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase.

      The price of Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

      See Classes of Shares and Distribution (12b-1) and Service under Management of the Fund.

 Purchase Amounts
      Generally, the minimum initial investment in any Class is $1,000. Subsequent investments generally must be at least
 $100.

      Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See How to Buy Shares.

 Redemption and Exchange
      Class A Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

      Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

 Open-End Investment Company
      Global Funds, Inc. is an open-end, registered management investment company. The Fund operates as a diversified fund as defined under the 1940 Act. Global Funds, Inc. was organized as a Maryland corporation on May 30, 1991. See Shares under Management of the Fund.

 SUMMARY OF EXPENSES

      A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C Shares follows. The amounts under the heading "Other Operating Expenses" are based on estimates for the Fund's initial fiscal year in which it commences operations.

 Shareholder                        Class A   Class B   Class C
 Transaction Expenses               Shares    Shares    Shares
 _______________________________________________________________

 Maximum Sales Charge Imposed
 on Purchases (as a percentage
 of offering price)                 4.75%     None        None

 Maximum Sales Charge Imposed
 on Reinvested Dividends (as a
 percentage of offering price)       None     None        None

 Maximum Contingent Deferred
 Sales Charge (as a percentage
 of original purchase price or
 redemption proceeds, as
 applicable)                        None*    4.00%*      1.00%*

 Redemption Fees                    None**   None**      None**


 * Class A purchases of $1 million or more may be made at net asset value. However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). Additional Class A purchase options involving the imposition of a CDSC may be permitted as described in the Prospectus from time to time. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
 (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if the shares are redeemed within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange; and Deferred Sales Charge Alternative - Class B Shares and Level Sales Charge Alternative - Class C Shares under Classes of Shares.

 ** CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.


    Investors utilizing the Delaware Group Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per Strategy. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an Individual Retirement Plan ("IRA") will pay an annual IRA fee of $15 per Social Security Number. See Part B.


 Annual Operating Expenses
 (as a percentage of  average    Class A  Class B  Class C
 daily net assets)               Shares   Shares   Shares
 _______________________________________________________________

 Management Fees
 (after voluntary waivers)       0.00%     0.00%      0.00%

 12b-1 Plan Expenses
 (including service fees)
 (after voluntary waivers)   0.00%+/++ 0.00%+/++  0.00%+/++

 Other Operating Expenses
 (after voluntary payments)  1.25%++    1.25%++   1.25%++

      Total Operating Expenses
      (after voluntary
       waivers and payments)  1.25%++   1.25%++   1.25%++

 + Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). The Distributor has elected voluntarily to waive its right to receive 12b-1 Plan fees (including service fees) from the commencement of the public offering of the Classes through May 31, 1998. In the absence of those waivers, 12b-1 Plan expenses would equal 0.30% for Class A Shares and 1.00% for each of Class B and Class C Shares. See Distribution (12b-1) and Service under Management of the Fund.

 ++ "Total Operating Expenses" and "Other Operating Expenses"
 for     Class A Shares, Class B Shares and Class C Shares are
 based on     estimated amounts for the first full fiscal year of
 the     Classes, after giving effect to the voluntary expense
 waiver. As noted above, the Distributor has elected to voluntarily waive 12b-1 Plan expenses through May 31, 1998.
 Also, the Manager has elected voluntarily to waive that
 portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund, excluding each such Class' 12b-1 fees, do not exceed 1.25%, from the commencement of the public offering
 of the Classes    through May 31, 1998.  If the voluntary expense
 waivers by the Distributor and the Manager were not in effect, it is estimated that for the first full year, the Total
 Operating Expenses, as a percentage of average daily net
 assets, would be 3.17%, 3.87%    and 3.87%, respectively, for
 Class A Shares, Class B Shares and    Class C Shares, reflecting
 management fees of 1.25%.


    For expense information about the Fund s Institutional
 Class of shares, see the separate prospectus relating to that class.

      The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and
 (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. The following example assumes the voluntary waiver of the management fee and/or other payments of expenses by the Manager and of the 12b-1 Plan fees by the Distributor as discussed in this Prospectus.

              Assuming Redemption    Assuming No Redemption
                1 year  3 years       1 year     3 years
 Class A Shares  $60(1)    $85            $60        $85

 Class B Shares(2)$53      $70            $13        $40

 Class C Shares   $23      $40            $13        $40


 (1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12
 months of    purchase.  See Contingent Deferred Sales Charge for
 Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.


 (2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above does not assume conversion of Class B Shares since it reflects figures only for one and three years. See Automatic Conversion of Class B Shares under Classes of Shares for a description of the automatic conversion feature.


 This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

    The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in each Class will bear directly or indirectly.

 INVESTMENT OBJECTIVE AND STRATEGIES

 SUITABILITY
    Investors considering the Fund should have a long-term investment time frame.

    The Fund cannot assure a specific rate of return or that principal will be protected. The value of the Fund s shares can be expected to move up and down depending on market conditions. Consequently, appreciation may be obtained in periods of generally rising markets, while in declining markets the value of the Fund's shares may decline.

    Investments in foreign securities, whether equity or fixed-income, involve special risks including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the United States. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. securities issuers. See Special Risk Considerations for a complete discussion of the risk factors affecting any international investment. For these reasons, the Fund is not suitable for short-term investors. However, through the cautious selection and supervision of its portfolio, the Manager will strive to achieve the Fund's objective.

    The Fund may be suitable for investors with a long-term investment horizon (of at least three years) who are looking for long-term growth potential from a portfolio of international securities. The Fund will invest primarily in equity securities of small non-U.S. companies in established or emerging countries. Investors should be willing to accept the risks associated with foreign investing as well as with investments in growth-oriented or emerging issuers, some of which may be speculative and subject the Fund to additional investment risk.

                        * * *

    Ownership of shares of the Fund reduces the bookkeeping and administrative inconveniences that would be involved with direct purchases of the securities held in the Fund's portfolio.

    Investors should not consider a purchase of shares of the Fund as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

 INVESTMENT STRATEGY
    The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. The Fund is an international fund. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. The current market capitalization of the companies in which the Fund intends to invest primarily generally will be $1.5 billion or less (at the time of purchase).

    The equity securities in which the Fund may invest include common stocks, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. The Fund may also invest in foreign companies through sponsored or unsponsored American Depositary Receipts, European Depositary Receipts or Global Depositary Receipts ("Depositary Receipts"), which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. By focusing on smaller, non-U.S. companies, the Fund seeks to identify equity securities of emerging and other growth-oriented companies which in the opinion of the Manager, are responsive to changes within their markets, and have the fundamental characteristics to support growth. The Manager will seek to identify changing and dominant trends within the relevant markets, and will purchase securities of companies which it believes will benefit from these trends. In addition, the Manager will consider the financial strength of the company, the nature of its management, and any developments affecting the company or its industry. The Manager may invest in smaller capitalization companies that may be temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not yet be fully recognized by the market. See Special Risk Considerations - Small Company Investment Risks.

    While the Fund may purchase securities in any foreign country, developed and underdeveloped, or emerging market countries, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, Canada, Germany, the United Kingdom, France, the Netherlands, Belgium, Spain, Switzerland, Japan, Australia, Hong Kong and Singapore/Malaysia as well as Indonesia, Korea, the Philippines, Taiwan and Thailand. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries. See Investment Company Securities under Other Investment Policies and Risk Considerations.

    In selecting investments for the Fund, the Manager will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. The Manager uses the dividend discount analysis to compare the value of different investments. Using this technique, the Manager looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. With a purchasing parity approach, the Manager attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued.

    The Fund may invest in both open-end and listed or unlisted closed-end investment companies, as well as unregistered investment companies. See Investment Company
 Securities under Other Investment Policies and Risk
 Considerations. The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.

    The Fund may invest up to 15% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high yield, high risk fixed-income securities rated lower than BBB by Standard & Poor's Ratings Group ("S&P") and Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are considered by the Manager to be of equivalent quality and which present special investment risks. The Fund may also invest in Brady Bonds.
 See High Yield, High Risk Securities and Special Risk
 Considerations.

    For temporary defensive purposes, the Fund may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities (and which are backed by the full faith and credit of the U.S. government), or issued by foreign or U.S. companies. For example, the Fund may invest in U.S. fixed-income markets when the Manager believes that the global equity markets are excessively volatile or overvalued so that the Fund's objective cannot be achieved in such markets. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's, or if unrated, will be determined to be of comparable quality by the Manager. The Fund may also invest in the securities listed above pending investment of proceeds from new sales of Fund shares and to maintain sufficient cash to meet redemption requests.

 Restricted and Illiquid Securities
    The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 (the "1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers, such as the Fund. See Rule 144A Securities under Other Investment Policies and Risk Considerations. The Fund may invest up to 15% of the value of its net assets in illiquid securities, which are securities which may not be disposed of within seven days at the price at which they are carried on the Fund's books. In the event the Fund's percentage limitation is exceeded, whether due to changes in the market value of the Fund's illiquid holdings or because a particular security is deemed to have become illiquid, the Manager will take steps to remedy these circumstances in an orderly fashion.

 High Yield, High Risk Securities
    The Fund may invest up to 15% of its net assets in high yield, high risk foreign fixed-income securities, including so-called Brady Bonds. See Foreign Government Securities Risks under Special Risk Considerations. In the past, in the opinion of the Manager, the high yields from these bonds have more than
 compensated for their higher default rates.   There can be no
 assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Fund, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

    Medium- and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

    The economy and interest rates may affect these high yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

                                    * * *

    The Fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the European Currency Unit ("ECU"). For purposes of the 1940 Act, the Fund will operate as a diversified fund. The Fund will not concentrate its investments in any particular industry, which means that the Fund will not invest 25% or more of its total assets in any one industry.

    The Fund's investment objective, Global Funds, Inc.'s designation as an open-end investment company, the Fund's designation as a diversified fund, and the Fund's policies concerning portfolio lending, borrowing and concentration are "fundamental" and may not be changed unless authorized by the vote of a majority of the Fund's outstanding voting securities. A vote of a "majority of the outstanding voting securities" is the vote by the holders of the lesser of a) 67% or more of the Fund's voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or
 b) more than 50% of the outstanding voting securities. Part B lists other more specific investment restrictions of the Funds which may not be changed without a majority shareholder vote.

    The investment policies of the Fund not identified above as "fundamental" may be changed by the Board of Directors of Global Funds, Inc. without a shareholder vote. See Special Risk Considerations and Other Investment Policies and Risk Considerations.

 SPECIAL RISK CONSIDERATIONS

    Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained.

    Foreign Securities Risks. The Fund has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

    In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

    Further, the Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

    Emerging Markets Securities Risks. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Fund invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the Manager does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Fund may invest have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

    Foreign Government Securities Risks. With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

    As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

    Among the foreign government and government related issuers in which the Fund may invest are certain high-yield securities, including so-called Brady Bonds. The issuers of the foreign government and government-related high yield securities, including Brady Bonds, in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.
 There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

    Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for new issued bonds (Brady Bonds). The investment advisers believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. Investors, however, should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. In addition, Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

    Small Company Investment Risks. Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. The securities of companies with smaller revenues and capitalizations in which the Fund may invest may offer greater opportunity for capital appreciation than larger companies, but investment in such companies presents greater risks than securities of larger, more established companies.
 Historically, smaller capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited production, markets, management depth, or financial resources. Investors should therefore expect that the value of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks.

    Risks Related to Additional Investment Techniques. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

    It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    The Fund may invest up to 15% of its net assets in high yield, high risk foreign fixed-income securities. These securities are rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the Manager to be of equivalent quality. See Investment Objective and Strategies and High Yield, High Risk Securities. The Fund will not purchase securities rated lower than C by S&P or Ca by Moody's, or, if unrated, considered to be of an equivalent quality to such ratings by the Manager. See Appendix A - Ratings to this Prospectus for more rating information. Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.

    For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Other Investment Policies and Risk Considerations. Part B provides more information concerning the Fund's investment policies, restrictions and risk factors.

 THE DELAWARE DIFFERENCE

 PLANS AND SERVICES
    The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

 SHAREHOLDER PHONE DIRECTORY

 Investor Information Center
    800-523-4640

    Fund Information; Literature Price; Yield and Performance
    Figures

 Shareholder Service Center
    800-523-1918

    Information on Existing Regular Investment Accounts and
    Retirement Plan Accounts; Wire Investments; Wire
 Liquidations;
    Telephone Liquidations and Telephone Exchanges

 Delaphone
    800-362-FUND
    (800-362-3863)

 Performance Information
    You can call the Investor Information Center at any time for current performance information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annualized basis over a 30-day period.

 Shareholder Services
    During business hours, you can call the Delaware Group's
 Shareholder Service Center. Our representatives can answer any questions about your account, the Fund, various service features and other funds in the Delaware Group.

 Delaphone Service
    Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Fund, as well as other funds in the Delaware Group. Delaphone is available seven days a week, 24 hours a day.

 Dividend Payments
    Dividends, capital gains and other distributions are, if any, automatically reinvested in your account. You may also elect to have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective, subject to certain exceptions and limitations.

    For more information, see Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy
 Shares or call the Shareholder Service Center.

 Statements and Confirmations
    You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

 Duplicate Confirmations
    If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.

 Tax Information
    Each year, Global Funds, Inc. will mail to you information on the tax status of your dividends and distributions.

 Retirement Planning
    An investment in the Fund may be a suitable investment option for tax-deferred retirement plans. Delaware Group offers a full spectrum of qualified and non-qualified retirement plans, including the popular 401(k) deferred compensation plan, IRA, and the new Roth IRA. Please call the Delaware Group at 800-523-1918 for more information.





 Right of Accumulation
    With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Fund with the dollar amount of new purchases of Class A Shares of the Fund to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Group. See Classes of Shares.

 Letter of Intention
    The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Classes of Shares and Part B.

 12-Month Reinvestment Privilege
    The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.

 Exchange Privilege
    The Exchange Privilege permits you to exchange all or part of your shares into shares of other mutual funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.

 Wealth Builder Option
    You may elect to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment - Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.




 Financial Information about the Fund
    Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Global Funds, Inc.'s fiscal year ends on November
 30.





 CLASSES OF SHARES

 Alternative Purchase Arrangements
    Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

    Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Absent any applicable fee waiver, Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange and Distribution (12b-1) and Service under Management of the Fund.

    Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Absent any applicable fee waiver, Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. If no waiver of 12b-1 fees is in effect, the higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, Class B Shares will automatically be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 Plan fee of up to 0.30% for Class A Shares will apply. See Automatic Conversion of Class B Shares, below.

    Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Absent any applicable fee waiver, Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. If no waiver of 12b-1 fees is in effect, the higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.

    The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. If no waiver of 12b-1 fees is in effect, the higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

    For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, absent any applicable fee waiver, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Distribution (12b-
 1) and Service under Management of the Fund.

    Dividends, if any, paid on Class A, Class B and Class C Shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that, when assessed, the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.

    The NASD has adopted certain rules relating to investment company sales charges. Global Funds, Inc. and the Distributor intend to operate in compliance with these rules.

 Front-End Sales Charge Alternative - Class A Shares
    Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See
 Calculation of Offering Price and Net Asset Value Per Share.

    Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

                    International Small Cap Fund A Class
 _______________________________________________________________

                                                     Dealer's
                              Front-End Sales      Commission***
                              Charge as % of         as % of
                              Offering    Amount     Offering
 Amount of Purchase            Price     Invested**   Price
 _______________________________________________________________
 Less than
 $100,000                      4.75%      4.94%        4.00%
 $100,000 but under
 $250,000                      3.75       3.88%        3.00
 $250,000 but under
 $500,000                      2.50       2.59%        2.00
 $500,000 but under
 $1,000,000*                   2.00       2.00%        1.60
 _______________________________________________________________
   * There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.

  **     Based on the initial net asset value of $8.50 per share of
    International Small Cap Fund A Class.

 ***     Financial institutions or their affiliated brokers may
    receive an agency transaction fee in the percentages set
    forth above.
 _______________________________________________________________

    The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

    From time to time, upon written notice to all of its
 dealers,     the Distributor may hold special promotions for
 specified    periods during which the Distributor may reallow to
 dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.
 _______________________________________________________________

    For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:

                                          Dealer's Commission
                                          (as a percentage of
   Amount of Purchase                      amount purchased)

   Up to $2 million                              1.00%
   Next $1 million up to $3 million              0.75
   Next $2 million up to $5 million              0.50
   Amount over $5 million                        0.25

    For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

    An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

    Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

 Combined Purchases Privilege

    By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Fund and shares of the other funds in the Delaware Group, except as noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.

    This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members. It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

    Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative - Class A Shares, above.


 Allied Plans
    Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

    With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares.

    Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

    A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated.

    The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.


 Buying Class A Shares at Net Asset Value
    Class A Shares of the Fund may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.

    Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

    Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

    Purchases of Class A Shares at net asset value may also be made by the following: institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Fund; and any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Delaware Investment & Retirement Services, Inc. ("DIRSI") proprietary record keeping system that
 (i) has in excess of $500,000 of plan assets invested in Class A Shares of Delaware Group funds and any stable value account available to investment advisory clients of the Manager or its affiliates, or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a Delaware Group fund and such employer has properly represented to DIRSI in writing that it has the requisite number of employees and has received written confirmation back from DIRSI. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

    Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

    Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware
 Group at net asset value.

    The Fund must be notified in advance that an investment qualifies for purchase at net asset value.

 Group Investment Plans
    Group Investment Plans (e.g., SEP/IRA, SAR/SEP, SIMPLE
 IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, and 403(b)(7) and 457 Deferred Compensation Plans) may benefit from the reduced front-end sales charges available on Class A Shares based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund that they are eligible to combine purchase amounts held in their plan account.

    The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from Delaware Group funds. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

    For additional information on retirement plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.


 Deferred Sales Charge Alternative - Class B Shares

    Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, absent any applicable fee waiver, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

    Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

    Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

 Automatic Conversion of Class B Shares
    Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

    Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

    All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.
 See Taxes.

 Level Sales Charge Alternative - Class C Shares


    Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, absent any applicable fee waiver, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

    Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

    Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class C Shares as described in this Prospectus. See Redemption and Exchange.

 Contingent Deferred Sales Charge - Class B Shares and Class C
 Shares
    Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions.

    For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class B Shares or the Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

    The following table sets forth the rates of the CDSC for the Class B Shares of the Fund:

                                       Contingent Deferred
                                       Sales Charge (as a
                                       Percentage of
                                       Dollar Amount
    Year After Purchase Made           Subject to Charge)

         0-2                           4%
         3-4                           3%
         5                             2%
         6                             1%
         7 and thereafter              None

 During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares, absent any applicable fee waiver. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

       In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

       All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

       The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales
 Charge - Class B and Class C Shares under Redemption and
 Exchange.

 Other Payments to Dealers -- Class A, Class B and Class C
 Shares
       From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

       Subject to pending amendments to the NASD's Conduct Rules, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Conduct
 Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.

 International Small Cap Fund Institutional Class
       In addition to offering Class A, Class B and Class C Shares, the Fund also offers the International Small Cap Fund Institutional Class, which is described in a separate prospectus and is available for purchase only by certain investors. International Small Cap Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 Plan distribution expenses. To obtain the prospectus that describes International Small Cap Fund Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on page 1 of this Prospectus.

 HOW TO BUY SHARES

 Purchase Amounts
       Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic
 Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Minimum purchase requirements do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which Class is selected.

       There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class
 C Shares and (ii) generally are not subject to a CDSC. For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan.

 Investing through Your Investment Dealer
       You can make a purchase of shares of the Fund through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, the Delaware Group can refer you to one.

 Investing by Mail
 1. Initial Purchases--An Investment Application, or in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to International Small Cap Fund A Class, International Small Cap Fund B Class or International Small Cap Fund C Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

 2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Global Funds, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

 Investing by Wire
       You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Class in which you are investing).

 1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application, or in the case of a retirement account, an appropriate retirement plan application, to the specific Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

 2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.

       If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.

 Investing by Exchange

       If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

       Holders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Group. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Group funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Group funds. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class
 A Shares of the Fund.

       Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

       See Allied Plans under Classes of Shares for information on exchanges by participants in an Allied Plan.

 Additional Methods of Adding to Your Investment
       Call the Shareholder Service Center for more information if you wish to use the following services:

 1.    Automatic Investing Plan
       The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize Global Funds, Inc. to transfer a designated amount monthly from your checking account to your account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

       This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans or 403(b)(7) or 457 Deferred Compensation Plans.

 2.    Direct Deposit
       You may have your employer or bank make regular investments directly to your Fund account for you (for example: payroll deduction, pay by phone, annuity payments). The Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                *     *     *

       Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, Global Funds, Inc. has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.


 3.    Wealth Builder Option
       You can use our Wealth Builder Option to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. You may also elect to invest in other mutual funds in the Delaware Group through the Wealth Builder Option through regular liquidations of shares in your Fund account.

       Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in the Delaware Group and invested automatically into any other account in a Delaware Group mutual fund that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation in Wealth Builder at any time by giving written notice to the fund from which the exchanges are made. See Redemption and Exchange.

       This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) or 457 Deferred Compensation Plans.

 4.    Dividend Reinvestment Plan


       You can elect to have your distributions (capital gains and/or dividend income) reinvested in your Fund account or invested in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

       Reinvestments of distributions into Class A Shares of the Fund or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Fund or of other Delaware Group funds or into Class C Shares of the Fund or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.


       Holders of Class A Shares of the Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Fund. Holders of Class B Shares of the Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares. Similarly, holders of Class C Shares of the Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares. For more information about reinvestments, call the Shareholder Service Center.

       Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Group fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans or 403(b)(7) or 457 Deferred Compensation Plans.




 Purchase Price and Effective Date
       The offering price and net asset value of Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m.,
 Eastern time) on days when the Exchange is open.

       The effective date of a purchase is the date the order is received by the Fund, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

 The Conditions of Your Purchase
       The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

       The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of a redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

       The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

 REDEMPTION AND EXCHANGE

       You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, bond funds, tax-advantaged funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.

       All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

       Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

       Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

       The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

       There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.

       Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Group (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor, absent any applicable fee waiver, to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

       Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class
 B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

       All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

 Written Redemption
       You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

       Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

 Written Exchange
       You may also write to the Fund (at 1818 Market Street,
 Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

 Telephone Redemption and Exchange
       To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

       The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

       Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

 Telephone Redemption--Check to Your Address of Record
       The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

 Telephone Redemption--Proceeds to Your Bank
       Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.


 Telephone Exchange
       The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.



 Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
       A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Classes of Shares.

       The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

       Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

       In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

 Waiver of Limited Contingent Deferred Sales Charge - Class A
 Shares
       The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA or 403(b)(7) or 457 Deferred Compensation Plan or due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
 (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).

 Waiver of Contingent Deferred Sales Charge - Class B and Class
 C Shares


       The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE
 IRA, SEP/IRA, 403(b)(7) or 457 Deferred Compensation Plan;
 (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

       The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan,
 Money Purchase Pension Plan or a 401(k) Defined Contribution
 Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and
 (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

 DIVIDENDS AND DISTRIBUTIONS

       Global Funds, Inc. declares a dividend on each Fund to all shareholders of record of the Classes of that Fund at the time the offering price of shares is determined. See Purchase Price and Effective Date under How to Buy Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.

       International Small Cap Fund will normally declare and make payments from net investment income on an annual basis.
 Payments from net realized securities profits of the Fund, if any, will be made in the quarter following the close of the fiscal year. Both dividends and distributions, if any, are automatically reinvested in your account at net asset value.

       In addition to the dividends from net investment income and distributions from realized securities profits that the Fund may declare and make, as noted above, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record on a date in such month.
 Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Funds and received by shareholders on the earlier of the date paid or December 31 of the prior year.

       Each Class of the Fund will share proportionately in the investment income and expenses of the Fund, except that, absent any applicable fee waiver, the per share dividends from net investment income on Class A Shares, Class B Shares and Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, except in the absence of a waiver, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B Shares and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.

       Both dividends and distributions, if any, are automatically reinvested in your account at net asset value.


       TAXES

       The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

       On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law makes sweeping changes in the Internal Revenue Code (the "Code"). Because many of these changes are complex, and only indirectly affect the Fund and its distributions to you, they are discussed in Part B. Changes in the treatment of capital gains, however, are discussed in this section.

       The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies certain other requirements relating to the sources of its income and diversification of its assets.

       The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares. It is expected that either none or only a nominal portion of the Fund's dividends will be eligible for the dividends-received deductions for corporations. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice from the Fund to the Fund's shareholders.

       Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

 The Treatment of Capital Gain Distributions under the Taxpayer
 Relief Act of 1997
       The 1997 Act creates a category of long-term capital gain for individuals that will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when the Fund's securities were sold and how long they were held by the Fund before they were sold. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in Part B, or should contact their own tax advisers.

       Global Funds, Inc. will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates.

       Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

       The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund any other fund in the Delaware Group. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

       The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% in value of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to its shareholders a pro-rata share of foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro-rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income to be included in their income tax returns.

       The automatic conversion of Class B Shares into Class A
 Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic
 Conversion of Class B Shares under Classes of Shares.

       In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers.

       Each year, Global Funds, Inc. will mail to you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income that is derived from U.S. government securities, if any, that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

       Global Funds, Inc. is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

       See Accounting and Tax Issues and Distributions in Part B for additional information on tax matters relating to the Fund and its shareholders.

 CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

       The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the Fund's portfolio, deducting any liabilities of the Fund (expenses and fees are accrued daily) and dividing by the number of the Fund's shares outstanding. Portfolio securities for which market quotations are available are priced at market value.
 Debt securities are priced at fair value by an independent pricing service using methods approved by Global Funds, Inc.'s Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Global Funds, Inc.'s Board of Directors.

       Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.

       The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

       The Fund's portfolio securities, from time to time, may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

       The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that class.
 All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in that Fund represented by the value of shares of such classes, except that International Small Cap Fund Institutional Class will not incur any of the expenses under Global Funds, Inc.'s 12b-1 Plans, and Class A, Class B and Class C Shares of the Fund alone will bear the 12b-1 Plan expenses, if any, payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the NAV of each class of the Fund will vary.

 MANAGEMENT OF THE FUND

 Directors
       The business and affairs of Global Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Global Funds, Inc.'s directors and officers.

 Investment Manager and Sub-Adviser

       The Manager furnishes investment management services to the Fund. The Manager has offices located at 80 Cheapside, Third
 Floor, London, England EC2V 6EE.

       Delaware Management Company, Inc. ("Delaware") and its predecessors have been managing the funds in the Delaware Group since 1938. On October 30, 1997, Delaware and its affiliates in the Delaware Group, including the Manager, were managing in the aggregate more than $38 billion in assets in the various institutional or separately managed (approximately $22,496,609,000) and investment company (approximately $16,012,252,000) accounts.

       Delaware is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). The Manager is also controlled by DMH through several subsidiaries. On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

       The Manager manages the Fund's investments and for its services, the Manager is paid an annual fee equal to 1.25% of the average daily net assets of the Fund.

       As noted below, the Distributor has temporarily elected to voluntarily waive its right to receive 12b-1 fees. The Manager has also elected voluntarily to waive that portion, if any, of the annual management fees payable by International Small Cap Fund and to pay expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of Class A Shares, Class B Shares and Class C Shares do not exceed 1.25% through May 31, 1998.

       The investment management fees paid to the Manager, while higher than the advisory fees paid by other mutual funds in general, are comparable to fees paid by other mutual funds with similar objectives and policies.

       Clive A. Gillmore and Timothy W. Sanderson have primary responsibility for making day-to-day investment decisions for
 the Fund and have co-managed the Fund since its inception.   A
 graduate of the University of Warwick and having begun his career at Legal and General Investment Management, Mr. Gillmore joined the Delaware Group in 1990 after eight years of investment experience. His most recent position prior to joining the Delaware Group was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment program. Mr. Sanderson began his investment career in 1979 with Hill Samuel Investment Management Group. Prior to joining Delaware International Advisers Ltd. in 1990 as Senior Portfolio Manager and Director, he was an analyst and senior portfolio manager for Hill Samuel where, since 1987, he had responsibility for Pacific Basin research and the management of international institutional portfolios.

        In making investment decisions for the Fund, Mr. Gillmore and Mr. Sanderson regularly consult with Fiona A. Barwick. Ms. Barwick, a portfolio manager, joined the Delaware Group in 1993 to cover the Pacific Basin markets. Prior to this, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. She is a graduate of University College, London.

 Portfolio Trading Practices
       The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders to the extent that net capital gains are realized. Given the Fund's investment objective, it is anticipated that the portfolio turnover rate of the Fund will not exceed 100%.

       The Manager uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or their advisory clients. These services may be used by the Manager in servicing any of their respective accounts. Subject to best price and execution, the Manager may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

 Performance Information
       From time to time, the Fund may quote total return performance of its Classes in advertising and other types of literature.

       Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year or life of fund periods, as relevant. Each Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes deductions of the maximum front-end sales charge or any applicable CDSC.

       Because securities prices fluctuate, investment results of the Classes will fluctuate over time. Past performance is not considered a guarantee of future results.

 Distribution (12b-1) and Service
       The Distributor, Delaware Distributors, L.P., serves as the national distributor for the Fund's shares under a Distribution
 Agreement with Global Funds, Inc. dated July 21, 1997.

       Global Funds, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). The Plans permit the Fund to pay the Distributor from the assets of its respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares.

       These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Global Funds, Inc. The Distributor has elected voluntarily to waive its right to receive 12b-1 fees (including service fees) from the commencement of the public offering of the Classes through May 31, 1998.

       The 12b-1 Plan expenses relating to each of the Class B
 Shares and Class C Shares of the Fund are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

       Absent any applicable fee waiver, the aggregate fees paid by the Fund from the assets of the respective Classes to the Distributor and others under the Plans may not exceed (i) 0.30% of the Class A Shares' average daily net assets in any year, and (ii) 1% (0.25% of which are service fees to be paid by the Fund to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets in any year. The Fund's Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval.

       While payments, if any, pursuant to the Plans may not exceed 0.30% annually with respect to Class A Shares, and 1% annually with respect to each of the Class B Shares and the Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that distribution expenses will likely equal or exceed payments under the Plans. The Distributor may, however incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Global Funds, Inc.'s unaffiliated directors, who may reduce the fees or terminate the Plans at any time.

       The Plans do not apply to shares of International Small Cap Fund Institutional Class. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of International Small Cap Fund Institutional Class.

       The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund pursuant to an amended and restated agreement. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The directors of Global Funds, Inc. annually review service fees paid to the Transfer Agent.

       The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

 Expenses
       The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management
 Agreement and those borne by the Distributor under the Distribution Agreement.

 Shares
       Global Funds, Inc. is an open-end management investment company. Commonly known as a mutual fund, Global Funds, Inc. was organized as a Maryland corporation on May 30, 1991. Global Funds, Inc. currently offers six series of shares - International Equity Series, International Small Cap Series, Global Bond Series, Global Assets Series, Emerging Markets Series and Global Equity Series. Fund shares have a par value of $.01 and when issued will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. Each Fund will vote separately on any matter which affects only that Fund. Shares of each Fund have a priority over shares of any other fund of Global Funds, Inc. in the assets and income of that Fund.

       Global Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of Global Funds, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Global Funds, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Global Funds, Inc.'s outstanding shares may request that a special meeting be called to consider the removal of a director.

       International Small Cap Fund also offers International Small Cap Fund Institutional Class of shares, as well as Class A Shares, Class B Shares and Class C Shares. Shares of each Class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Fund, except that shares of International Small Cap Fund Institutional Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to Class A, Class B and Class C Shares. Similarly, as a general matter, the shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of the Fund may vote on any proposal to increase materially the fees to be paid by the Fund under the 12b-1 Plan relating to Class A Shares.

       It is expected that The Lincoln National Life Insurance Company ("Lincoln") will make an investment in the Fund, which could result in Lincoln holding up to 100% of the outstanding shares of the Fund. Subject to certain limited exceptions, there would be no limitation on the Lincoln's ability to redeem its shares of the Fund and it may elect to do so at any time.


 OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

 Repurchase Agreements
       The Fund also may use repurchase agreements that are at least 100% collateralized by securities in which the Fund can invest directly, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Repurchase agreements help the Fund to invest cash on a temporary basis. The Fund may invest cash balances in joint repurchase agreements with other Delaware Group funds. Under a repurchase agreement, the Fund acquires ownership and possession of a security, and the seller agrees to buy the security back at a specified time and higher price. Repurchase agreements involve the risks of loss if a seller defaults on its obligations under the agreements. If the seller is unable to repurchase the security, the Fund could experience delays in liquidating the securities. To minimize this possibility, the Manager, pursuant to direction from the Global Funds, Inc.'s Board of Directors, considers the creditworthiness of banks and dealers when entering into repurchase agreements.

 Portfolio Loan Transactions
       The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

       The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up, and the borrower would fail to return the borrowed security. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. In addition, the Fund will require borrowers to deliver collateral to the Fund before lending securities. Creditworthiness will be monitored on an ongoing basis by the Manager.

 Borrowings
       The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the U.S. Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Fund has an outstanding borrowing.

 Rule 144A Securities
       While maintaining oversight, the Board of Directors of Global Funds, Inc. has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and
 (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

       If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limitation on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to its respective limitation.

 Investment Company Securities
       Any investments that the Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's limitations, the Fund may not
 (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

 Foreign Currency Transactions
       Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

       The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

       When the Manager believes that the currency of a particular country may suffer a significant decline against the U.S.
 dollar or against another currency, the Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

       The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

       At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

       The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Fund and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by the Fund will be covered, which means that the Fund will own the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund will be required to pay upon exercise of the put.

       As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. See Special Risk
 Considerations.

 Options
       The Manager may employ options techniques in an attempt to protect appreciation attained and to take advantage of the liquidity available in the options market. The Fund may purchase call options on foreign or U.S. securities and indices and enter into related closing transactions. The Fund may also purchase put options on such securities and indices and enter into related closing transactions.

       A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or take advantage of a rise in a particular index. The Fund will only purchase call options to the extent that premiums paid on all outstanding call options do not exceed 2% of its total assets.

       A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The
 Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 2% of its total assets. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline.

       An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

       Closing transactions essentially let the Fund offset put options or call options prior to exercise or expiration. If the Fund cannot effect closing transactions, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

       In purchasing put and call options, the premium paid by the Fund plus any transaction costs will reduce any benefit realized by the Fund upon exercise of the option.

       The Fund may use both Exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The Fund will only invest in such options to the extent consistent with its 15% limitation on investment in illiquid securities. The Fund will comply with U.S. Securities and Exchange Commission asset segregation and coverage requirements when engaging in these types of transactions.

 Futures Contracts and Options on Futures Contracts
       The principal purpose of the purchase or sale of futures contracts for the Fund is to protect the Fund against the fluctuations in interest or exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date without actually buying or selling such securities.

       The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. To the extent that the Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Fund's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

       The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant directly or on its behalf in an account at the Custodian Bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

       To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Fund from closing out its positions relating to futures.


 APPENDIX A--RATINGS

 General Rating Information

 Bonds
    Excerpts from Moody's description of its bond ratings:
 Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Excerpts from S&P's description of its bond ratings:
 AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A-- strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.


    The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640.

 INVESTMENT MANAGER
 Delaware International Advisers Ltd.
 80 Cheapside
 Third Floor
 London, England  EC2V 6EE

 NATIONAL DISTRIBUTOR
 Delaware Distributors, L.P.
 1818 Market Street
 Philadelphia, PA  19103

 SHAREHOLDER SERVICING,
 DIVIDEND DISBURSING,
 ACCOUNTING SERVICES
 AND TRANSFER AGENT
 Delaware Service Company, Inc.
 1818 Market Street
 Philadelphia, PA  19103

 LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 One Commerce Square
 Philadelphia, PA  19103

 INDEPENDENT AUDITORS
 Ernst & Young LLP
 Two Commerce Square
 Philadelphia, PA  19103

 CUSTODIAN
 The Chase Manhattan Bank
 4 Chase Metrotech Center
 Brooklyn, NY  11245

 __________________________________

 INTERNATIONAL SMALL CAP FUND
 __________________________________

 A CLASS
 __________________________________

 B CLASS
 __________________________________

 C CLASS
 __________________________________














 P R O S P E C T U S

 __________________________________

 DECEMBER 22, 1997













                                                                    DELAWARE
                                                                    GROUP


 INTERNATIONAL                                                    PROSPECTUS
 SMALL CAP FUND INSTITUTIONAL                              DECEMBER 22, 1997


           __________________________________________

                 1818 Market Street, Philadelphia, PA  19103

           For more information about International Small Cap Fund
                            Institutional Class
                     call Delaware Group at 800-828-5052


      This Prospectus describes shares of the International
 Small Cap Series (the "Fund") of Delaware Group Global &
 International Funds, Inc. ("Global Funds, Inc."), a professionally-managed mutual fund of the series type.

      The Fund s investment objective is to achieve long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of small non-U.S. companies, which may include companies located or operating in established or emerging countries. See Investment Objective and Strategies.

      The Fund offers an Institutional Class of shares (the "Class"). This Prospectus relates only to the Class and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Fund s Statement of Additional Information ("Part B" of Global Funds, Inc.'s registration statement), dated July 21, 1997 (as revised December 22, 1997), as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers.
 When the Fund commences operations, its financial statements will appear in the Annual Report of Global Funds, Inc. and will accompany any response to requests for Part B.

      The Fund also offers Class A Shares, Class B Shares and Class C Shares. Shares of these classes are subject to sales charges and other expenses, which may affect their performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.



 TABLE OF CONTENTS

 Cover Page
 Synopsis
 Summary of Expenses
 Investment Objective and
   Strategies
      Suitability
      Investment Strategy
      Special Risk
         Considerations
 Classes of Shares


 How to Buy Shares
 Redemption and Exchange
 Dividends and Distributions
 Taxes
 Calculation of Net Asset
      Value Per Share
 Management of the Fund
 Other Investment Policies and
      Risk Considerations
 Appendix A -- Ratings


 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.SYNOPSIS

 Investment Objective
      The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of small non-U.S. companies, which may include companies located or operating in established or emerging countries. The Fund is an international fund. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. The current market capitalization of the companies in which the Fund intends to invest primarily generally will be $1.5 billion or less (at the time of purchase).

      For further details, see Investment Objective and Strategies and Other Investment Policies and Risk
 Considerations.

 Risk Factors and Special Considerations
      Prospective investors should consider a number of factors:

      1. Investing in securities of non-United States companies which are generally denominated in foreign currencies and the utilization of forward foreign currency exchange contracts involve certain risk and opportunity considerations not typically associated with investing in United States companies. See Special Risk Considerations-Foreign Securities Risks and Other Investment Policies and Risk Considerations.

      2. The Fund has the right to engage in options and futures transactions for hedging purposes, to counterbalance portfolio volatility. In connection with futures transactions, the Fund will maintain certain collateral in special accounts established with futures commission merchants or on its behalf in the care of The Chase Manhattan Bank (the "Custodian Bank"). While the Fund does not engage in options and futures for speculative purposes, there are risks which result from the use of these instruments, and an investor should carefully review the descriptions of these risks in this Prospectus. See Options and Futures Contracts and Options on Futures Contracts under Other Investment Policies and Risk Considerations.

      3. The prices of equity securities, especially those of the smaller non-U.S. companies in which the Fund will primarily invest, tend to fluctuate, particularly in the shorter term. Investors in the Fund should be willing to accept the risks associated with emerging and growth-oriented companies, some of the securities of which may be speculative and subject the Fund to additional investment risk. See Special Risk Considerations and Other Investment Policies and Risk Considerations.

      4. The Fund may invest up to 15% of its assets, in high yield, high risk foreign fixed-income securities, including
 Brady Bonds. Consequently, greater risks may be involved with an investment in the Fund. See High Yield, High Risk
 Securities under Investment Objective and Strategies.

      5. The Fund may invest a portion of its assets in the markets of certain emerging countries. Investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. Among other things, there is a greater possibility of expropriation, nationalization, confiscatory taxation, income earned or other special taxes, foreign exchange restrictions, limitations on the repatriation of income and capital from investments, defaults in foreign government debt, and economic, political or social instability. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid and subject to greater price volatility. See Special Risk Considerations-Emerging Markets Securities Risks.

 Investment Manager, Sub-Adviser, Distributor and Service Agent
      Delaware International Advisers Ltd. ("Delaware International" or the "Manager") is the investment manager for the Fund and, in that capacity, provides investment advice to the Fund, subject to the supervision of Global Funds, Inc.'s Board of Directors. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Summary of Expenses and Management of the Fund for further information regarding the Manager and the fees payable under the Fund's Investment Management Agreement.

 Purchase Price
      Shares of the Class offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge and are not subject to distribution fees under a Rule 12b-1 distribution plan.

 Redemption and Exchange
      Shares of the Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.

 Open-End Investment Company
      Global Funds, Inc. is an open-end, registered management investment company. The Fund operates as a diversified fund as defined under the 1940 Act. Global Funds, Inc. was organized as a Maryland corporation on May 30, 1991. See Shares under Management of the Fund.

 SUMMARY OF EXPENSES

                                              International
                                              Small Cap Fund
 Shareholder Transaction Expenses            Institutional Class

 Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)                None

 Maximum Sales Charge Imposed on
 Reinvested Dividends (as a percentage
 of offering price)                                 None

 Exchange Fees                                      None*

 *Exchanges are subject to the requirements of each fund and a front-end sales charge may apply.


 Annual Operating Expenses                     International
 (as a percentage of                            Small Cap Fund
 average daily net assets)                   Institutional Class

 Management Fees
 (after voluntary waivers)                        0.00%**

 12b-1 Plan Expenses                              None

 Other Operating Expenses
 (after voluntary payments)                       1.25%**

      Total Operating Expenses
      (after voluntary waivers
       and payments)                             1.25%**

 _________________
 ** "Other Operating Expenses" and "Total Operation Expenses" for the Class are based on estimated amounts for the first full fiscal year of the Class, after giving effect to voluntary fee waiver and expense payments. Delaware International has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of the Class do not exceed 1.25%, from the commencement of the public offering of the Class through May 31, 1998. Absent the voluntary fee waiver and payments, it is estimated that for the first full year, the Total Operating Expenses (as a percentage of average daily net assets) would be 2.87%, reflecting management fees of 1.25%.

    For expense information about the Fund's A Class, B Class and C Class, see the separate prospectus relating to those classes.

    The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The following example assumes the voluntary waiver of the management fee and/or other payments of expenses by the Manager as discussed in this Prospectus.


                                  1 year         3 years

 International Small Cap               $13            $40
 Fund Institutional Class

 This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

    The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly.


 INVESTMENT OBJECTIVE AND STRATEGIES

 SUITABILITY
    Investors considering the Fund should have a long-term investment time frame.

    The Fund cannot assure a specific rate of return or that principal will be protected. The value of the Fund s shares can be expected to move up and down depending on market conditions. Consequently, appreciation may be obtained in periods of generally rising markets, while in declining markets the value of the Fund's shares may decline.

    Investments in foreign securities, whether equity or fixed-income, involve special risks including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the United States. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. securities issuers. See Special Risk Considerations for a complete discussion of the risk factors affecting any international investment. For these reasons, the Fund is not suitable for short-term investors. However, through the cautious selection and supervision of its portfolio, the Manager will strive to achieve the Fund's objective.

    The Fund may be suitable for investors with a long-term investment horizon (of at least three years) who are looking for long-term growth potential from a portfolio of international securities. The Fund will invest primarily in equity securities of small non-U.S. companies in established or emerging countries. Investors should be willing to accept the risks associated with foreign investing as well as with investments in growth-oriented or emerging issuers, some of which may be speculative and subject the Fund to additional investment risk.

                             * * *

    Ownership of shares of the Fund reduces the bookkeeping and administrative inconveniences that would be involved with direct purchases of the securities held in the Fund's portfolio.

    Investors should not consider a purchase of shares of the Fund as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

 INVESTMENT STRATEGY
    The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. The Fund is an international fund. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. The current market capitalization of the companies in which the Fund intends to invest primarily generally will be $1.5 billion or less (at the time of purchase).

    The equity securities in which the Fund may invest include common stocks, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. The Fund may also invest in foreign companies through sponsored or unsponsored American Depositary Receipts, European Depositary Receipts or Global Depositary Receipts ("Depositary Receipts"), which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. By focusing on smaller, non-U.S. companies, the Fund seeks to identify equity securities of emerging and other growth-oriented companies which in the opinion of the Manager, are responsive to changes within their markets, and have the fundamental characteristics to support growth. The Manager will seek to identify changing and dominant trends within the relevant markets, and will purchase securities of companies which it believes will benefit from these trends. In addition, the Manager will consider the financial strength of the company, the nature of its management, and any developments affecting the company or its industry. The Manager may invest in smaller capitalization companies that may be temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not yet be fully recognized by the market. See Special Risk Considerations - Small Company Investment Risks.

    While the Fund may purchase securities in any foreign country, developed and underdeveloped, or emerging market countries, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, Canada, Germany, the United Kingdom, France, the Netherlands, Belgium, Spain, Switzerland, Japan, Australia, Hong Kong and Singapore/Malaysia as well as Indonesia, Korea, the Philippines, Taiwan and Thailand. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries. See Investment Company Securities under Other Investment Policies and Risk Considerations.

    In selecting investments for the Fund, the Manager will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. The Manager uses the dividend discount analysis to compare the value of different investments. Using this technique, the Manager looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. With a purchasing parity approach, the Manager attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued.

    The Fund may invest in both open-end and listed or unlisted closed-end investment companies, as well as unregistered investment companies. See Investment Company
 Securities under Other Investment Policies and Risk
 Considerations. The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.

    The Fund may invest up to 15% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high yield, high risk fixed-income securities rated lower than BBB by Standard & Poor's Ratings Group ("S&P") and Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are considered by the Manager to be of equivalent quality and which present special investment risks. The Fund may also invest in Brady Bonds.
 See High Yield, High Risk Securities and Special Risk
 Considerations.

    For temporary defensive purposes, the Fund may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities (and which are backed by the full faith and credit of the U.S. government), or issued by foreign or U.S. companies. For example, the Fund may invest in U.S. fixed-income markets when the Manager believes that the global equity markets are excessively volatile or overvalued so that the Fund's objective cannot be achieved in such markets. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's, or if unrated, will be determined to be of comparable quality by the Manager. The Fund may also invest in the securities listed above pending investment of proceeds from new sales of Fund shares and to maintain sufficient cash to meet redemption requests.


 Restricted and Illiquid Securities
    The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 (the "1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers, such as the Fund. See Rule 144A Securities under Other Investment Policies and Risk Considerations. The Fund may invest up to 15% of the value of its net assets in illiquid securities, which are securities which may not be disposed of within seven days at the price at which they are carried on the Fund's books. In the event the Fund's percentage limitation is exceeded, whether due to changes in the market value of the Fund's illiquid holdings or because a particular security is deemed to have become illiquid, the Manager will take steps to remedy these circumstances in an orderly fashion.

 High Yield, High Risk Securities
    The Fund may invest up to 15% of its net assets in high yield, high risk foreign fixed-income securities, including so-called Brady Bonds. See Foreign Government Securities Risks under Special Risk Considerations. In the past, in the opinion of the Manager, the high yields from these bonds have more than
 compensated for their higher default rates.   There can be no
 assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Fund, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

    Medium- and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

    The economy and interest rates may affect these high yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

                             * * *

    The Fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the European Currency Unit ("ECU"). For purposes of the 1940 Act, the Fund will operate as a diversified fund. The Fund will not concentrate its investments in any particular industry, which means that the Fund will not invest 25% or more of its total assets in any one industry.

    The Fund's investment objective, Global Funds, Inc.'s designation as an open-end investment company, the Fund's designation as a diversified fund, and the Fund's policies concerning portfolio lending, borrowing and concentration are "fundamental" and may not be changed unless authorized by the vote of a majority of the Fund's outstanding voting securities. A vote of a "majority of the outstanding voting securities" is the vote by the holders of the lesser of a) 67% or more of the Fund's voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or
 b) more than 50% of the outstanding voting securities. Part B lists other more specific investment restrictions of the Funds which may not be changed without a majority shareholder vote.

    The investment policies of the Fund not identified above as "fundamental" may be changed by the Board of Directors of Global Funds, Inc. without a shareholder vote. See Special Risk Considerations and Other Investment Policies and Risk Considerations.

 SPECIAL RISK CONSIDERATIONS

    Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained.

    Foreign Securities Risks. The Fund has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

    In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

    Further, the Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

    Emerging Markets Securities Risks. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Fund invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the Manager does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Fund may invest have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

    Foreign Government Securities Risks. With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

    As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

    Among the foreign government and government related issuers in which the Fund may invest are certain high-yield securities, including so-called Brady Bonds. The issuers of the foreign government and government-related high yield securities, including Brady Bonds, in which the Fund expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.
 There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

    Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for new issued bonds (Brady Bonds). The investment advisers believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. Investors, however, should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. In addition, Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

    Small Company Investment Risks. Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. The securities of companies with smaller revenues and capitalizations in which the Fund may invest may offer greater opportunity for capital appreciation than larger companies, but investment in such companies presents greater risks than securities of larger, more established companies.
 Historically, smaller capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited production, markets, management depth, or financial resources. Investors should therefore expect that the value of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks.

    Risks Related to Additional Investment Techniques. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

    It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    The Fund may invest up to 15% of its net assets in high yield, high risk foreign fixed-income securities. These securities are rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the Manager to be of equivalent quality. See Investment Objective and Strategies and High Yield, High Risk Securities. The Fund will not purchase securities rated lower than C by S&P or Ca by Moody's, or, if unrated, considered to be of an equivalent quality to such ratings by the Manager. See Appendix A - Ratings to this Prospectus for more rating information. Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.

    For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Other Investment Policies and Risk Considerations. Part B provides more information concerning the Fund's investment policies, restrictions and risk factors.


 CLASSES OF SHARES

    The Distributor serves as the national distributor for the Fund. Shares of the Class may be purchased directly by contacting the Fund or its agent or through authorized investment dealers. All purchases of shares of the Class are at net asset value. There is no front-end or contingent deferred sales charge.

    Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares of the Class as part of their retirement program should contact their employer for details.

    Shares of the Class are available for purchase only by:
 (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

 International Small Cap Fund A Class, International Small Cap
 Fund B Class and International Small Cap Fund C Class

    In addition to offering International Small Cap Fund Institutional Class, the Fund also offers International Small Cap Fund A Class, International Small Cap Fund B Class and International Small Cap Fund C Class, which are described in a separate prospectus. Shares of International Small Cap Fund A Class, International Small Cap Fund B Class and International Small Cap Fund C Class may be purchased through authorized investment dealers or directly by contacting the Fund or its Distributor. The International Small Cap Fund A Class carries a front-end sales charge and, absent any applicable fee waiver, has annual 12b-1 expenses equal to a maximum of 0.30%. The maximum front-end sales charge as a percentage of the offering price is 4.75% and is reduced on certain transactions of $100,000 or more. The International Small Cap Fund B Class and International Small Cap Fund C Class have no front-end sales charge but, absent any applicable fee waiver, are subject to annual 12b-1 expenses equal to a maximum of 1%. Shares of International Small Cap Fund B Class and International Small Cap Fund C Class and certain shares of International Small Cap Fund A Class may be subject to a contingent deferred sales charge upon redemption. To obtain a prospectus relating to such classes, contact the Distributor by writing to the address or by calling the phone numbers listed on page 1 of this Prospectus.

 HOW TO BUY SHARES
    The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase shares of the Class.

 Investing Directly by Mail
 1. Initial Purchases--An Investment Application, or in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to International Small Cap Fund Institutional Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

 2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to International Small Cap
 Fund Institutional Class. Your check should be identified with your name(s) and account number.

 Investing Directly by Wire
    You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA
 #031000011, account number 1412893401 (include your name(s) and your account number).

 1. Initial Purchases--Before you invest, telephone the Fund's Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application, or in the case of a retirement account, an appropriate retirement plan application, to International Small Cap Fund Institutional Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

 2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You must advise your Client Services Representative by telephone at 800-828-5052 prior to sending your wire.

 Investing by Exchange
    If you have an investment in another mutual fund in the Delaware Group and you qualify to purchase shares of the Class, you may write and authorize an exchange of part or all of your investment into the Fund. However, shares of International Small Cap Fund B Class and International Small Cap Fund C Class and Class B Shares and Class C Shares of the other funds in the Delaware Group offering such a class of shares may not be exchanged into the Class. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information. See Redemption and Exchange for more complete information concerning your exchange privileges.

 Investing through Your Investment Dealer
    You can make a purchase of Fund shares through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service.

 Purchase Price and Effective Date
    The purchase price (net asset value) is determined as of the close of regular trading on the New York Stock Exchange
 (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

    The effective date of a purchase is the date the order is received by the Fund, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.

 The Conditions of Your Purchase
    The Fund reserves the right to reject any purchase order.
 If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

    The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.

 REDEMPTION AND EXCHANGE

    Redemption and exchange requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer.
 Employees should therefore contact their employer for details.

    Your shares will be redeemed or exchanged based on the net asset value next determined after the Fund receives your request in good order. For example, redemption or exchange requests received in good order after the time the net asset value of shares is determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. With regard to exchanges, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-828-5052. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

    All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

    The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

    Shares of the Class may be exchanged into any other
 Delaware Group mutual fund, provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of the Class, such shares will be exchanged at net asset value. Shares of the Class may not be exchanged into Class B Shares or Class C Shares of the funds in the Delaware Group. The Fund may suspend, terminate or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

    Various redemption and exchange methods are outlined below. No fee is charged by the Fund or the Distributor for redeeming or exchanging your shares, although in the case of an exchange, a sales charge may apply. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

    All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

 Written Redemption and Exchange
    You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.

    For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and may require a signature guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

    Payment is normally mailed the next business day after receipt of your redemption request. Certificates are issued for shares only if you submit a specific request. If your shares are in certificate form, the certificate(s) must accompany your request and also be in good order.

    You also may submit your written request for redemption or exchange by facsimile transmission at the following number:
 215-255-8864.

 Telephone Redemption and Exchange
    To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

    The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

    Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

 Telephone Redemption--Check to Your Address of Record
    You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your record address. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request.

 Telephone Redemption--Proceeds to Your Bank
    Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must submit a written authorization and you may need to have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.

 Telephone Exchange
    You or your investment dealer of record can exchange shares into any fund in the Delaware Group under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.


 DIVIDENDS AND DISTRIBUTIONS

    Global Funds, Inc. declares a dividend on each Fund to all shareholders of record of the Class of the Fund at the time the offering price of shares is determined. See Purchase Price and Effective Date under How to Buy Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.

    The Fund will normally declare and make payments from net investment income on an annual basis. Payments from net realized securities profits of the Fund, if any, will be made in the quarter following the close of the fiscal year. Both dividends and distributions, if any, are automatically reinvested in your account at net asset value.

    In addition to the dividends from net investment income and distributions from realized securities profits that the Fund may declare and make, as noted above, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

    Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the Class will not incur any distribution fee under Global Funds, Inc.'s 12b-1 Plans which apply to Class A Shares, Class B Shares and Class C Shares.



 TAXES

    The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

    On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law makes sweeping changes in the Internal Revenue Code (the "Code"). Because many of these changes are complex, and only indirectly affect the Fund and its distributions to you, they are discussed in Part B. Changes in the treatment of capital gains, however, are discussed in this section.

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies certain other requirements relating to the sources of its income and diversification of its assets.

    The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares. It is expected that either none or only a nominal portion of the Fund's dividends will be eligible for the dividends-received deductions for corporations. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice from the Fund to the Fund's shareholders.

    Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

 The Treatment of Capital Gain Distributions under the Taxpayer
 Relief Act of 1997
    The 1997 Act creates a category of long-term capital gain for individuals that will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when the Fund's securities were sold and how long they were held by the Fund before they were sold. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in Part B, or should contact their own tax advisers.

    Global Funds, Inc. will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates.

    Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund any other fund in the Delaware Group.

    The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% in value of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to its shareholders a pro-rata share of foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro-rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income to be included in their income tax returns.

    In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers.

    Each year, Global Funds, Inc. will mail to you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

    Global Funds, Inc. is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    See Accounting and Tax Issues and Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

 CALCULATION OF NET ASSET VALUE PER SHARE

    The purchase and redemption price of Class shares is the net asset value ("NAV") per share of Class shares next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

    The NAV per share is computed by adding the value of all securities and other assets in the Fund's portfolio, deducting any liabilities of the Fund (expenses and fees are accrued daily) and dividing by the number of the Fund's shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Debt securities are priced at fair value by an independent pricing service using methods approved by Global Funds, Inc.'s Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Global Funds, Inc.'s Board of Directors.

    The Fund's portfolio securities, from time to time, may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

    The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Class will not incur any of the expenses under the Fund's 12b-1 Plans and Class A, Class B and Class C Shares of the Fund alone will bear the 12b-1 Plan expenses payable under their respective 12b-1 Plans.
 Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of each class of the Fund will vary.

 MANAGEMENT OF THE FUND

 Directors
    The business and affairs of Global Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Global Funds, Inc.'s directors and officers.

 Investment Manager and Sub-Adviser

    The Manager furnishes investment management services to the Fund. The Manager has offices located at 80 Cheapside, Third Floor, London, England EC2V 6EE.

    Delaware Management Company, Inc. ("Delaware") and its predecessors have been managing the funds in the Delaware Group
 since 1938.   On October 30, 1997, Delaware and its affiliates
 in the Delaware Group, including the Manager, were managing in the aggregate more than $38 billion in assets in the various institutional or separately managed (approximately $22,496,609,000) and investment company (approximately $16,012,252,000) accounts.

    Delaware is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). The Manager is also controlled by DMH through several subsidiaries. On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

    The Manager manages the Fund's investments and for its services, the Manager is paid an annual fee equal to 1.25% of the average daily net assets of the Fund.

    The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the and to pay expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of Class A Shares, Class B Shares and Class C Shares do not exceed 1.25% through May 31, 1998.


    The investment management fees paid to the Manager, while higher than the advisory fees paid by other mutual funds in general, are comparable to fees paid by other mutual funds with similar objectives and policies.

    Clive A. Gillmore and Timothy W. Sanderson have primary responsibility for making day-to-day investment decisions for
 the Fund and have co-managed the Fund since its inception.   A
 graduate of the University of Warwick and having begun his career at Legal and General Investment Management, Mr. Gillmore joined the Delaware Group in 1990 after eight years of investment experience. His most recent position prior to joining the Delaware Group was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment program. Mr. Sanderson began his investment career in 1979 with Hill Samuel Investment Management Group. Prior to joining Delaware International Advisers Ltd. in 1990 as Senior Portfolio Manager and Director, he was an analyst and senior portfolio manager for Hill Samuel where, since 1987, he had responsibility for Pacific Basin research and the management of international institutional portfolios.

     In making investment decisions for the Fund, Mr. Gillmore and Mr. Sanderson regularly consult with Fiona A. Barwick. Ms. Barwick, a portfolio manager, joined the Delaware Group in 1993 to cover the Pacific Basin markets. Prior to this, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. She is a graduate of University College, London.

 Portfolio Trading Practices
    The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders to the extent that net capital gains are realized. Given the Fund's investment objective, it is anticipated that the portfolio turnover rate of the Fund will not exceed 100%.

    The Manager uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or their advisory clients. These services may be used by the Manager in servicing any of their respective accounts. Subject to best price and execution, the Manager may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

 Performance Information
    From time to time, the Fund may quote total return performance of the Class in advertising and other types of literature.

    Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year (or life of fund, if applicable) periods. The Fund may also advertise aggregate and average total return information concerning the Class over additional periods of time.

    Because securities prices fluctuate, investment results of the Class will fluctuate over time. Past performance is not considered a guarantee of future results.

 Statements and Confirmations
    You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services
 Representative.

 Financial Information about the Fund
    Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Global Funds, Inc.'s fiscal year ends on November 30.

 Distribution and Service
    The Distributor, Delaware Distributors, L.P., serves as the national distributor for the Fund's shares under a Distribution Agreement with Global Funds, Inc. dated as of July
 21, 1997.

    The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund under an amended and restated agreement.
 The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The directors annually review service fees paid to the Transfer Agent. Certain recordkeeping services and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for those services. In addition, participant account maintenance fees may be assessed for certain recordkeeping services provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected. Fees will be quoted upon request and are subject to change.

    The Distributor and the Transfer Agent are indirect, wholly owned subsidiaries of DMH.

 Expenses
    The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management
 Agreement and those borne by the Distributor under the Distribution Agreement.

 Shares
    Global Funds, Inc. is an open-end management investment company. Commonly known as a mutual fund, Global Funds, Inc. was organized as a Maryland corporation on May 30, 1991. Global Funds, Inc. currently offers six series of shares - International Equity Series, International Small Cap Series, Global Bond Series, Global Assets Series, Emerging Markets Series and Global Equity Series. Fund shares have a par value of $.01 and when issued will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. Each Fund will vote separately on any matter which affects only that Fund. Shares of each Fund have a priority over shares of any other fund of Global Funds, Inc. in the assets and income of that Fund.

    Global Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of Global Funds, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Global Funds, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Global Funds, Inc.'s outstanding shares may request that a special meeting be called to consider the removal of a director.

    In addition to Institutional Class shares, the Fund also offers International Small Cap Fund A Class, International Small Cap Fund B Class and International Small Cap Fund C Class. Shares of each Class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Classes are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to Class A, Class B and Class C Shares.

    It is expected that The Lincoln National Life Insurance Company ("Lincoln") will make an investment in the Fund, which could result in Lincoln holding up to 100% of the outstanding shares of the Fund. Subject to certain limited exceptions, there would be no limitation on the Lincoln's ability to redeem its shares of the Fund and it may elect to do so at any time.

 OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

 Repurchase Agreements
    The Fund also may use repurchase agreements that are at least 100% collateralized by securities in which the Fund can invest directly, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Repurchase agreements help the Fund to invest cash on a temporary basis. The Fund may invest cash balances in joint repurchase agreements with other Delaware Group funds. Under a repurchase agreement, the Fund acquires ownership and possession of a security, and the seller agrees to buy the security back at a specified time and higher price. Repurchase agreements involve the risks of loss if a seller defaults on its obligations under the agreements. If the seller is unable to repurchase the security, the Fund could experience delays in liquidating the securities. To minimize this possibility, the Manager, pursuant to direction from the Global Funds, Inc.'s Board of Directors, considers the creditworthiness of banks and dealers when entering into repurchase agreements.

 Portfolio Loan Transactions
    The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

    The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up, and the borrower would fail to return the borrowed security. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. In addition, the Fund will require borrowers to deliver collateral to the Fund before lending securities. Creditworthiness will be monitored on an ongoing basis by the Manager.

 Borrowings
    The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the U.S. Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Fund has an outstanding borrowing.

 Rule 144A Securities
    While maintaining oversight, the Board of Directors of Global Funds, Inc. has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and
 (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

    If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limitation on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to its respective limitation.

 Investment Company Securities
    Any investments that the Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's limitations, the Fund may not
 (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

 Foreign Currency Transactions
    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

    The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

    The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

    At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

    The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Fund and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by the Fund will be covered, which means that the Fund will own the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund will be required to pay upon exercise of the put.

    As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. See Special Risk Considerations.

 Options
    The Manager may employ options techniques in an attempt to protect appreciation attained and to take advantage of the liquidity available in the options market. The Fund may purchase call options on foreign or U.S. securities and indices and enter into related closing transactions. The Fund may also purchase put options on such securities and indices and enter into related closing transactions.

    A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or take advantage of a rise in a particular index. The Fund will only purchase call options to the extent that premiums paid on all outstanding call options do not exceed 2% of its total assets.

    A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 2% of its total assets. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline.

    An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

    Closing transactions essentially let the Fund offset put options or call options prior to exercise or expiration. If the Fund cannot effect closing transactions, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

    In purchasing put and call options, the premium paid by the Fund plus any transaction costs will reduce any benefit realized by the Fund upon exercise of the option.

    The Fund may use both Exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The Fund will only invest in such options to the extent consistent with its 15% limitation on investment in illiquid securities. The Fund will comply with U.S. Securities and Exchange Commission asset segregation and coverage requirements when engaging in these types of transactions.

 Futures Contracts and Options on Futures Contracts
    The principal purpose of the purchase or sale of futures contracts for the Fund is to protect the Fund against the fluctuations in interest or exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date without actually buying or selling such securities.

    The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. To the extent that the Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Fund's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

    The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant directly or on its behalf in an account at the Custodian Bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

    To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Fund from closing out its positions relating to futures.

 APPENDIX A--RATINGS

 General Rating Information

 Bonds
    Excerpts from Moody's description of its bond ratings:
 Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Excerpts from S&P's description of its bond ratings: AAA- -highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC-- regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.


    For more information contact the Delaware Group at 800-
 828-5052.



 INVESTMENT MANAGER
 Delaware International Advisers Ltd.
 80 Cheapside
 Third Floor
 London, England  EC2V 6EE

 NATIONAL DISTRIBUTOR
 Delaware Distributors, L.P.
 1818 Market Street
 Philadelphia, PA  19103

 SHAREHOLDER SERVICING,
 DIVIDEND DISBURSING,
 ACCOUNTING SERVICES
 AND TRANSFER AGENT
 Delaware Service Company, Inc.
 1818 Market Street
 Philadelphia, PA  19103

 LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 One Commerce Square
 Philadelphia, PA  19103

 INDEPENDENT AUDITORS
 Ernst & Young LLP
 Two Commerce Square
 Philadelphia, PA  19103

 CUSTODIAN
 The Chase Manhattan Bank
 4 Chase Metrotech Center
 Brooklyn, NY  11245




 ________________________________

 INTERNATIONAL SMALL CAP FUND
 ________________________________

 INSTITUTIONAL CLASS
 ________________________________













 P R O S P E C T U S
 ________________________________

 DECEMBER 22, 1997